UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Central Federal Corporation
(Name of Registrant as Specified In Its Charter)

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2923 Smith Road	Fairlawn, Ohio 44333	(330) 666-7979

April 15, 2008

Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of shareholders of Central Federal Corporation which will be held at Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio, on Thursday, May 15, 2008 at 10:00 a.m., local time.

The attached notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Crowe Chizek and Company LLC, the Company’s independent registered public accounting firm, will be present at the Meeting to respond to any questions shareholders may have regarding the business to be transacted. In addition, the Meeting will include management’s report on the Company’s financial performance for 2007.

The Board of Directors of Central Federal Corporation has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders, and the Board unanimously recommends that you vote “FOR” the nominees as directors specified under Proposal 1, and “FOR” ratification of the appointment of Crowe Chizek and Company LLC as independent registered public accounting firm for the Company for 2008 as specified under Proposal 2.

Your vote is very important. Whether or not you expect to attend, please read the enclosed proxy statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy card.

On behalf of the Board of Directors and all of the employees, thank you for your continued interest and support.

Sincerely yours,

Mark S. Allio
Chairman, President and Chief Executive Officer

2923 Smith Road
Fairlawn, Ohio 44333

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
VOTING PROCEDURES
CORPORATE GOVERNANCE
PROPOSAL 1. ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCK OWNERSHIP
AUDIT COMMITTEE CHARTER

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 15, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Central Federal Corporation will be held Thursday, May 15, 2008 at the Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio at 10:00 a.m., local time.

The purpose of the Meeting is to consider and vote upon the following matters:

1.	The election of two Directors for terms of three years each, or until their successors are elected and qualified;

2.	The ratification of the appointment of Crowe Chizek and Company LLC as independent registered public accounting firm for the Company for the year ending December 31, 2008; and

3.	Such other matters as may properly come before the Meeting. The Board of Directors is not aware of any other business to come before the Meeting.

Record holders of the common stock of Central Federal Corporation at the close of business on April 4, 2008 are entitled to receive notice of the Meeting and to vote at the Meeting and any adjournment or postponement of the Meeting. The Meeting may be adjourned to permit the Company to solicit additional proxies in the event that there are insufficient votes for a quorum or to approve or ratify any of the aforementioned proposals at the time of the Meeting. A list of shareholders entitled to vote will be available at the Meeting and for the ten days preceding the Meeting at CFBank, 2923 Smith Road, Fairlawn, Ohio 44333.

By the Order of the Board of Directors

Eloise L. Mackus
Corporate Secretary

Fairlawn, Ohio
April 15, 2008

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

The Company is soliciting your proxy. Your vote is very important. This proxy statement, proxy card and 2007 Annual Report are being first sent or given on or about April 15, 2008 to shareholders of Central Federal Corporation (the “Company”), whose principal executive offices are located at 2923 Smith Road, Fairlawn, Ohio 44333, in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting of Shareholders (the “Meeting”) to be held at Fairlawn Country Club, 200 North Wheaton Road, Fairlawn, Ohio, at 10:00 a.m. local time on May 15, 2008. The Board of Directors encourages you to read this proxy statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting.

VOTING PROCEDURES

WHO IS ENTITLED TO VOTE?
You are entitled to vote your common stock if the Company’s records show that you held your shares as of the close of business on April 4, 2008. As of the close of business on that date, a total of 4,467,662 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented at the Meeting, except that, as provided in the Company’s Certificate of Incorporation, record holders of common stock who beneficially own, either directly or indirectly, in excess of 10% of the outstanding shares of common stock (the “10% limit”) are not entitled to any vote of their shares that are in excess of the 10% limit, and those shares are not treated as outstanding for voting purposes.

A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.

As of the record date, April 4, 2008, there were three persons, each of whom was known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock; however, no person was known to the Company to be subject to the 10% limit.

HOW DO I VOTE?
Other than by attending the Meeting and voting in person, shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. If you hold your shares through a broker, bank or other nominee, (i.e. in “street name”), you will receive separate instructions from the nominee describing how to vote your shares.

WHAT ARE THE MATTERS TO BE PRESENTED?
Two proposals will be presented for your consideration at the Meeting:

1) Election of two directors; and

2) Ratification of appointment of the independent registered public accounting firm for 2008.

WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?
The Company’s Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the Meeting by persons named on the enclosed proxy card. All shares of Company common stock represented at the Meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE TO THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?
In voting on the election of directors (Proposal 1), you may vote in favor of any or all of the nominees or withhold authority to vote for any or all of the nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes (as defined below under “WHAT CONSTITUTES A QUORUM FOR THE MEETING?”) will have no effect on the outcome of the election.

In voting on the ratification of Crowe Chizek and Company LLC as independent registered public accounting firm for the Company (Proposal 2) and all other matters that may properly come before the Meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under the Company’s Bylaws and Delaware law, an affirmative vote of the holders of a majority of the votes cast at the Meeting on Proposal 2 is required to ratify the appointment of Crowe Chizek and Company LLC as independent registered public accounting firm of the Company. Shares underlying broker non-votes or in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast, and, accordingly, such shares will have no effect on the outcome. Abstentions are treated as present for purposes of constituting a quorum but are not counted as votes for or against proposals, which are decided by a majority of votes cast.

If there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

The Company is not aware of any other matters to be presented at the Meeting. If any matters not described in this proxy statement are properly presented at the Meeting, the persons named in the proxy card will use their best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Meeting in order to solicit additional proxies. If the Meeting is postponed or adjourned, your Company common stock may be voted by the persons named on the proxy card on the new Meeting date as well, unless you have revoked your proxy.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?
The Meeting will be held if a quorum, consisting of a majority of outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) is represented at the Meeting. If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining a quorum. A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
You may revoke your proxy at any time before the vote is taken at the Meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the Meeting, deliver to the Company another proxy that bears a later date, or attend the Meeting and vote your shares in person. Attendance at the Meeting will not in itself revoke your proxy. If your Company common stock is held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

WHO WILL COUNT THE VOTE?
The Company’s transfer agent, Registrar and Transfer Company, will tally the vote, which will be certified by an independent Inspector of Election. The Board of Directors has designated Stanley L. Apple of Apple Growth Partners to act as the Inspector of Election. Mr. Apple is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Meeting, the proxies will be returned to the Company.

WHO CAN ATTEND THE MEETING?
If you are a shareholder of record as of the close of business on April 4, 2008, you may attend the Meeting. However, if you are a beneficial owner of Company common stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker would serve as proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the Meeting, you must obtain a written proxy in your name from the broker, bank, or other nominee who holds your shares.

CORPORATE GOVERNANCE

GENERAL
The Company continues to review its corporate governance policies and practices. This includes comparing its current policies and practices to policies and practices suggested by various groups and authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. The Company will adopt changes, as appropriate, to maintain compliance with the Sarbanes-Oxley Act of 2002 and any rule changes made by the Securities and Exchange Commission and the Nasdaq® Stock Market, Inc.

CODE OF ETHICS AND BUSINESS CONDUCT
Since the Company’s inception in 1998, it has had a Code of Ethics and Business Conduct (“Code of Conduct”). The Company requires all directors, officers and other employees of the Company and its wholly owned subsidiary, CFBank, to adhere to the Code of Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that the Company’s and CFBank’s employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s and CFBank’s best interest. All of the Company’s and CFBank’s employees are required to certify that they have reviewed and understand the Code of Conduct. In addition, all officers and senior level executives are required to certify as to any actual or potential conflicts of interest involving them and the Company or CFBank. The Company and CFBank also provide training for employees on the Code of Conduct and their legal obligations. The Company’s Code of Conduct is applicable to all employees of the Company and CFBank, including its principal executive officer, principal financial officer and controller, and meets the requirements of the Sarbanes-Oxley Act of 2002 with respect to the obligations of such persons.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Code of Conduct includes procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Company’s Code of Ethics and Business Conduct is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

PROPOSAL 1. ELECTION OF DIRECTORS

The number of directors is fixed at seven. Two directors, Mr. Downing and Mr. Grace, have been nominated to be elected to hold office until the Annual Meeting in 2011. Notwithstanding the foregoing, each director will serve until his successor is duly qualified and elected. The nominees are listed below. Should any nominee decline or be unable to accept such nomination or be unable to serve, an event which management does not now expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you indicate otherwise.

All nominees currently are directors of the Company. There are no family relationships among any of the directors and executive officers. No directors hold directorships in other reporting companies, except Mr. Vernon, as described below. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. The following is information regarding each nominee and each director continuing in office. Unless otherwise stated, each individual has held his current occupation for at least five years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

NOMINEES
William R. Downing has been President of R. H. Downing, Inc., an automotive supply, sales and marketing agency in Akron, Ohio, since June 1973. He is also Chairman and Chief Executive Officer of JohnDow Industries, Inc., a manufacturer and distributor of lubrication and fluid handling equipment which he founded in 1988, and Chairman of Dowco, LLC, a manufacturer and processor of tire cord for use in the power transmission belt industry which he acquired in 2006. Age 62. Director since 2003.

Gerry W. Grace, retired, was President of Grace Services, Inc., a weed and pest control company located in Canfield, Ohio, from April 1980 through 2005. He was the Chairman of CFBank, then known as Central Federal Savings & Loan Association of Wellsville, from 1994 to early 2003, and the Chairman of Central Federal Corporation, then known as Grand Central Financial Corp., from 1998 to early 2003. Mr. Grace also served as a Trustee of Ellsworth Township, Ohio from 1976 through 2005. Age 68. Director since 1986.

CONTINUING DIRECTORS
Jeffrey W. Aldrich, retired, was President and Chief Executive Officer of Sterling China Co., a dishware manufacturing company in Wellsville, Ohio, from November 1970 through 2005. Age 65. Director since 1979. Current term as director expires on the date of the Annual Meeting in 2009.

Mark S. Allio has been the Chairman of the Company and CFBank since January 1, 2006 and President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank since February 1, 2005. He was the Vice Chairman of the Company and CFBank from February 1, 2005 through December 31, 2005. Mr. Allio was President and Chief Executive Officer of Rock Bank, an affiliate of Quicken Loans, Inc. in Livonia, Michigan, from April 2003 to December 2004, President of Third Federal Savings, MHC in Cleveland, Ohio from January 2000 to December 2002, Chief Financial Officer of Third Federal from 1988 through 1999, and has more than 30 years of banking and banking-related experience. Age 53. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2009.

Thomas P. Ash has been Director of Governmental Relations at the Buckeye Association of School Administrators since August 2005. Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005. Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999. As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervising and directing financial staff members, implementing and complying with GAAP reporting requirements and developing internal controls. Age 58. Director since 1985. Current term as director expires on the date of the Annual Meeting in 2010.

David C. Vernon has been a director, President and Chief Executive Officer of National Bancshares Corporation and First National Bank, Orville, Ohio since November 2006. Mr. Vernon continues as Chairman Emeritus of the Company and CFBank, positions he has held since February 29, 2008. He also served as Vice Chairman of the Company and CFBank, from January 1, 2006 to February 28, 2008 and Chairman of the Company and CFBank from January 2003 to December 2005. Mr. Vernon was Chief Executive Officer of the Company and CFBank from January 2003 to January 2005 and President of the Company from March 2003 through January 2005. He was Chairman, President and Chief Executive Officer of Founders Capital Corporation in Akron, Ohio from September 2002 to February 2003; a Strategic Planning Consultant to Westfield Bank in Westfield, Ohio from May 2000 to July 2002; a Consultant to Champaign National Bank in Urbana, Ohio from July 1999 to April 2002; and a Consultant to First Place Bank in Warren, Ohio from April 1999 to February 2001. While serving as a Consultant to Champaign National Bank, Mr. Vernon also served as a director and member of the Audit and Compensation Committees of that bank’s parent company, Futura Banc Corp. In February 1999, Mr. Vernon retired as Chairman, President and Chief Executive Officer of Summit Bank, a community bank he founded in January 1991. Age 67. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2010.

Jerry F. Whitmer is Of Counsel to Brouse McDowell, LPA, a law firm in Akron, Ohio, where he was a shareholder from 1971 through 2005. Mr. Whitmer served as Managing Partner of the firm from 1997 through 2005. Age 72. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2010.

INDEPENDENCE OF DIRECTORS
The Board of Directors has adopted Director Independence Standards to assist in determining the independence of each director, or nominee for director. In order for a director or nominee to be considered independent, the Board of Directors must affirmatively determine that the director or nominee has no material relationship with the Company. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director’s or nominee’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board of Directors may determine from time to time. These Director Independence Standards are available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

The Board of Directors has determined that Messrs. Aldrich, Ash, Downing, Grace and Whitmer meet these standards and are independent and, in addition, satisfy the independence requirements of the Nasdaq® Stock Market, Inc.

Absent unusual circumstances, each director is expected to attend all annual and special meetings of shareholders. All the directors who were board members at the time of the 2007 Annual Meeting of Shareholders attended that meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors of the Company is responsible for establishing broad corporate policies and for the overall performance of the Company. Directors discharge their responsibilities at Board meetings and committee meetings. The members of the Board of Directors of the Company also serve as members of the Board of Directors of CFBank. The Board of Directors of the Company holds regular meetings at least three times annually. The Board of Directors of CFBank meets on a monthly basis. Both Boards may have additional meetings as needed. During the year ended December 31, 2007, the Board of Directors of the Company held six meetings, three of which were special meetings, the independent directors of the Company held two meetings, and the Board of Directors of CFBank held 12 meetings. No director attended fewer than 75% of the aggregate number of Board meetings and meetings of the committees on which he served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

AUDIT COMMITTEE.  The Audit Committee consists of Messrs. Ash, Grace and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market,

Inc. and the Company’s Director Independence Standards. Mr. Ash is the Audit Committee financial expert and is independent of management. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is attached to this proxy statement as Appendix A and is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.” This committee is primarily responsible for overseeing the engagement, independence and services of our independent registered public accounting firm and is also responsible for the review of audit reports and management’s actions regarding the implementation of audit findings and review of compliance with all relevant laws and regulations. The Audit Committee met eight times during 2007.

AUDIT COMMITTEE REPORT
The Audit Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq® Stock Market, Inc.

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and representatives of the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent registered public accounting firm the accountants’ independence from the Company and its management. In concluding that the accountants are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with representatives of the Company’s independent registered public accounting firm the overall scope of plans for their audit. The Audit Committee meets with such representatives, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has a primary responsibility for financial statements and reports, and of the independent registered public accounting firm which, in its report, expresses an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is, in fact, “independent.”

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the

Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved the selection of the Company’s independent registered public accounting firm.

Thomas P. Ash, Chairman, Gerry W. Grace and Jerry F. Whitmer

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE.  The Compensation and Management Development Committee consists of Mssrs. Ash, Downing and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards. The committee is responsible for (i) establishing compensation and benefits for the Chief Executive Officer, (ii) reviewing, when necessary, the incentive compensation programs of the Company and CFBank, and (iii) reviewing matters regarding compensation and fringe benefits for other officers and employees of the Company and CFBank. The Compensation and Management Development Committee of the Company met three times in 2007. The Compensation and Management Development Committee has a charter, which is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT
This report is made under the Committee’s charter and the rules and regulations of the Securities and Exchange Commission.

The Compensation and Management Development Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each member or the Compensation and Management Development Committee is independent in accordance with the listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards.

The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company and CFBank.

Under its charter, the Compensation and Management Development Committee may delegate all or a portion of its duties and responsibilities to a subcommittee, which the Committee has chosen not to do. The Committee must meet at least three times annually, which is the number of times the Committee met during 2007. Mr. Allio periodically makes recommendations to the Committee for the Company’s and CFBank’s directors’ and executive officers’ compensation, including stock-based incentive awards. The Compensation and Management Development Committee, under its charter, is vested with the authority to retain compensation consultants, for which the Company would pay a fee. The Committee did not retain compensation consultants in 2007.

William R. Downing, Chairman, Thomas P. Ash and Jerry F. Whitmer

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.  The Corporate Governance and Nominating Committee actively seeks individuals to become Board members who have the highest personal and professional character and integrity, who possess appropriate characteristics, skills, experience and time to make a significant contribution to the Board of Directors, the Company and its shareholders, who have demonstrated exceptional ability and judgment, and who will be most effective, in the context of the whole Board of Directors and other nominees to the Board of Directors, in perpetuating the success of the Company and in representing shareholders’ interests. The Committee may employ professional search firms, for which the Company would pay a fee to assist it in identifying potential members of the Board of Directors with the desired skills and disciplines.

The Committee will consider shareholder nominations for director on the same basis and in the same manner as it considers nominations for director from any other source. Any shareholder may submit a nomination in writing to the Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. The nominations must be accompanied by all the information relating to the nominee required by the Company’s Bylaws and the Securities and Exchange Commission’s proxy rules. The Company’s Bylaws provide that, to be considered timely, any shareholder nomination for director generally must be received in writing by the Corporate Secretary at least 90 days before the date fixed for the next Annual Meeting of shareholders; provided, however, under certain unusual circumstances a nomination received as late as the 10th day after the mailing of a notice of an Annual Meeting of Shareholders may be considered. A copy of the full text of the Bylaw provisions relating to shareholder nominations may be obtained by writing to the Corporate Secretary at 2923 Smith Road, Fairlawn, Ohio 44333.

The Committee considers candidates for director nominees based on factors it deems appropriate. These factors may include judgment, character, background, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. In addition, because the Company is primarily a community financial services company, board candidates must be highly regarded members of the community in which the Company provides financial services.

The Corporate Governance and Nominating Committee met two times in 2007 and is currently composed of three directors: Messrs. Aldrich, Grace and Whitmer. Mr. Whitmer is Chairman of the Committee. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards.

The Corporate Governance and Nominating Committee charter is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

COMMITTEE CHARTERS AND OTHER CORPORATE GOVERNANCE DOCUMENTS.  The Audit Committee Charter, Compensation and Management Development Committee Charter, Corporate Governance and Nominating Committee Charter, Corporate Governance Guidelines, Director Independence Standards and Code of Ethics and Business Conduct are available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.” You also may receive copies without charge by writing to: Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333.

COMMUNICATIONS WITH DIRECTORS
The Board of Directors also has adopted a process by which shareholders and other interested parties may communicate with the Board, any individual director, any committee chair or the non-management directors as a group by e-mail or regular mail. Communications by e-mail should be sent to EllyMackus@CFBankmail.com. Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; Chair, Corporate Governance and Nominating Committee or to the Non-Management Directors, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. All communications will be reviewed by management to determine whether the communication requires immediate action. Management will pass on all communications received, or a summary of such communications, to the appropriate director or directors.

DIRECTORS’ COMPENSATION
DIRECTORS’ FEES.  Each director (including Mr. Allio) is paid an annual retainer in the amount of $15,000, which includes a retainer of $3,000 for service as a director of the Company and a retainer of $12,000 for service as a director of CFBank. The Chairman of the Board receives an additional $9,500 per year and, beginning in 2008, the Audit Committee Chairman, who is also the Committee’s financial expert, will receive an additional $3,000 per year to reflect an increase in demands on him as a result of the Sarbanes-Oxley Act of 2002.

1999 STOCK-BASED INCENTIVE PLAN AND THIRD AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN.  The Company maintains the 1999 Stock-Based Incentive Plan and the Third Amended and Restated 2003 Equity Compensation Plan for the benefit of employees and outside directors of the Company and CFBank.

DIRECTOR COMPENSATION TABLE.  The table below summarizes compensation paid to each director who is not a named executive officer during the year ended December 31, 2007. Director compensation for Mr. Allio and Mr. Vernon is included in the Summary Compensation Table.

	Director Compensation
	Fees Earned	Stock	Option	All Other
	or Paid in	Awards	Awards	Compensation
Name	Cash ($)	($) (1)	($) (2)	($) (3)	Total ($)

Jeffrey W. Aldrich	$15,000	$5,435	$—	$3,667	$24,102
Thomas P. Ash	15,000	5,435	—	1,036	21,472
William R. Downing	15,000	5,435	—	—	20,435
Gerry W. Grace	15,000	5,435	—	6,313	26,748
Jerry F. Whitmer	15,000	5,435	—	—	20,435

(1)	The amounts included in the “Stock Awards” column represent the compensation cost we recognized in 2007 related to non-option stock awards, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions we used to calculate the value of stock awards reported in this column, see Note 15 to our consolidated financial statements on pages 41-42 of our annual report on Form 10-K for the year ended December 31, 2007. As of December 31, 2007, each director had a total of 1,100 shares of restricted stock outstanding.

(2)	We did not grant any option awards to directors in 2007. See Note 15 to our consolidated financial statements included in our annual report on Form 10-K for a discussion of expense related to awards in prior years. As of December 31, 2007, Messrs. Aldrich, Ash and Grace had a total of 11,694 options outstanding. Messrs. Downing and Whitmer had a total of 2,000 options outstanding.

(3)	The amounts shown in the “All Other Compensation” column represent costs associated with life insurance benefits for Messrs. Aldrich, Ash and Grace.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE.  The following table summarizes compensation for our Chief Executive Officer and our two most highly compensated executive officers other than the CEO for the years ended December 31, 2007 and 2006.

Summary Compensation Table for 2007

						Nonqualified
						Deferred
				Stock	Option	Compensation	All Other
Name and Principal				Awards	Awards	Earnings	Compensation
Position	Year	Salary ($)	Bonus ($)	($) (1)	($) (2)	($) (3)	($) (4)	Total ($)

Mark S. Allio	2007	$175,000	$—	$30,921	$3,347	$—	$28,000	$237,268
Chairman, President	2006	175,000	15,000	19,814	—	—	24,500	234,314
and Chief Executive Officer
David C. Vernon	2007	120,000	—	23,876	—	91,964	30,600	266,440
Chairman Emeritus	2006	120,000	—	42,518	—	72,980	28,200	263,698
Raymond E. Heh	2007	120,000	10,000	21,868	669	—	—	152,537
President and Chief	2006	119,583	10,000	23,824	—	—	—	153,407
Operating Officer, CFBank

(1)	The amounts included in the “Stock Awards” column represent the compensation cost we recognized related to non-option stock awards, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions we used to calculate the value of the stock awards reported in this column, see Note 15 to our consolidated financial statements on pages 41-42 of our annual report on Form 10-K for the year ended December 31, 2007.

(2)	The amounts included in the “Option Awards” column represent the compensation cost we recognized related to stock option grants, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions we used to calculate the value of option awards reported in this column, see Note 15 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2007. We did not grant any option awards in 2006. See Note 15 to our consolidated financial statements in our annual report on Form 10-K for a discussion of expense related to awards in prior years.

(3)	The amounts shown in this column are the changes in 2006 and 2007 in the actuarial present value of the accumulated benefits under Mr. Vernon’s Salary Continuation Agreement.

(4)	The amounts shown in the “All Other Compensation” column are attributable to employer 401(k) plan matching contributions, director fees and perquisites as follows: For Mr. Allio, $3,500 employer 401(k) plan match in 2007 and $24,500 director fees, including a $9,500 annual fee he received as Chairman of the Board, in 2006 and 2007. For Mr. Vernon, $2,400 employer 401(k) plan match in 2007; $15,000 director fees, $7,200 country club dues, and $6,000 auto allowance in 2006 and 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END.  The following table shows information regarding outstanding equity awards we have made to our named executive officers which are outstanding as of December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End

Option Awards					Stock Awards
		Number of			Number of	Market
	Number of	Securities			Shares or	Value of
	Securities	Underlying			Units of	Shares or
	Underlying	Unexercised			Stock That	Units of
	Unexercised	Options (#)	Option	Option	Have Not	Stock That
	Options (#)	Unexercisable	Exercise	Expiration	Vested (#)	Have Not
Name	Exercisable	(1)	Price ($)	Date	(2)	Vested ($) (3)

Mark S. Allio	24,474	—	10.42	5/19/15	8,000	30,880
	—	5,000	7.35	2/15/17
David C. Vernon	11,390	—	10.05	1/16/13	3,575	13,800
	28,000	—	11.50	4/17/13
	15,000	—	12.60	4/15/14
	7,000	—	10.42	5/19/15
Raymond E. Heh	12,000	—	12.57	6/9/13	4,800	18,528
	3,632	—	13.76	3/18/14
	7,500	—	12.60	4/15/14
	7,000	—	10.42	5/19/15
	—	1,000	7.35	2/15/17

(1)	The unexercisable Option Awards as of December 31, 2007 have a vesting date or will vest as follows:

Date	Mr. Allio	Mr. Heh

1/31/08	1,667	333
1/31/09	1,666	333
1/31/10	1,667	334

	5,000	1,000

(2)	The Stock Awards that have not vested as of December 31, 2007 have a vesting date or will vest as follows:

Date	Mr. Allio	Mr. Vernon	Mr. Heh

1/16/08	—	775	—
1/31/08	1,667	1,000	1,000
5/31/08	1,000	600	600
1/31/09	1,667	—	1,000
5/31/09	1,000	600	600
1/31/10	1,666	—	1,000
5/31/10	1,000	600	600

	8,000	3,575	4,800

(3)	Based on the $3.86 closing price of our common stock as of December 31, 2007.

EMPLOYMENT AGREEMENTS.  CFBank and the Company have maintained employment agreements with David C. Vernon, who was President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank until January 31, 2005.

The Employment Agreements were amended in December 2004 in connection with a management succession plan whereby Mark S. Allio was appointed President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank effective February 1, 2005. The terms of the amended Employment Agreements provided that effective February 1, 2005 and so long as Mr. Vernon continued to serve, if elected, as a director, Mr. Vernon would be Chairman of the Board of Directors through December 31, 2005 and, thereafter, Vice Chairman of the Board of Directors until his expected retirement date in February 2008. On February 28, 2008, Mr. Vernon retired and was named Chairman Emeritus. He will remain a director, if elected and, if not elected, he will continue to serve as a consultant or employee and be available to perform special project services for and on behalf of the Company and CFBank at a compensation level commensurate with his duties and responsibilities, but in any event not less than $100 per month, until April 17, 2014.

All reasonable costs and legal fees paid or incurred by Mr. Vernon pursuant to any dispute or question of interpretation relating to the Employment Agreements are to be paid by CFBank or the Company, respectively, if Mr. Vernon is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreements also provide that CFBank and the Company indemnify Mr. Vernon to the fullest extent allowable under federal, Ohio and Delaware law, respectively. Payments to Mr. Vernon under CFBank’s Employment Agreement are guaranteed by the Company in the event that payments or benefits are not paid by CFBank.

SALARY CONTINUATION AGREEMENT.  In 2004, CFBank initiated a nonqualified Salary Continuation Agreement for Mr. Vernon. Under the plan, CFBank pays him, or his beneficiary, a retirement benefit of $25,000 annually for 20 years beginning March 2008.

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.  Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulations of the Securities and Exchange Commission to furnish the Company copies of all Section 16(a) reports they file.

Based solely on a review of the copies of all such reports of ownership furnished to the Company, or written representations that no forms were necessary, we believe there were no known failures to file a required Form. For the year ended December 31, 2007, two reports were filed late for Mr. Allio, which resulted in the transactions not being reported on a timely basis. The late transactions were subsequently reported on Form 4s.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.  Federal regulations related to insured financial institutions and CFBank policy require that any and all loans or extensions of credit made by CFBank to related persons of the Company or CFBank, including executive officers, directors or their immediate family members (i) be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to CFBank, (ii) do not involve more than the normal risk of collectability and (iii) do not present any other unfavorable features. All outstanding loans or extensions of credit made by CFBank to such related persons comply with these regulations and policies. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of CFBank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Total loans outstanding to such related persons totaled $2.7 million at December 31, 2007.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Audit Committee, with the approval of the Board of Directors, has appointed Crowe Chizek and Company LLC to be its independent registered public accounting firm for 2008, subject to ratification by shareholders. A representative of Crowe Chizek and Company LLC is expected to be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If shareholders do not ratify the appointment of Crowe Chizek and Company LLC as the Company’s independent registered public accounting firm for 2008, the Audit Committee may replace them with another independent registered public accounting firm for the balance of the year or may continue to use Crowe Chizek and Company LLC if the Audit Committee deems it to be in the best interest of the Company under the circumstances.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008.

The following table sets forth the fees billed to the Company for 2007 and 2006 by Crowe Chizek and Company LLC:

	2007	2006

Audit Fees	$56,000	$52,000
Audit-Related Fees	31,950	47,950
Tax Fees	—	—
All Other Fees	—	—

Total	$87,950	$99,950

Audit-related fees related to Crowe Chizek and Company LLC’s review of the Company’s filings with the Securities and Exchange Commission during 2007 and 2006.

The Company’s Audit Committee must pre-approve all engagements of the independent registered public accounting firm by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the Securities and Exchange Commission. Prior to the beginning of each fiscal year, the Audit Committee approves an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management. In addition, the Audit Committee evaluates known potential engagements of the independent registered public accounting firm, including the scope of the proposed work to be performed and the proposed fees, and approves or rejects each service. Management may present additional services for approval at subsequent committee meetings. The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved. If the Chairman so approves any such engagements, he reports that approval to the full Committee at the next Committee meeting.

Since the effective date of the Securities and Exchange Commission’s rules that strengthen independent registered public accounting firm independence, all audit, audit-related, tax and other services provided by Crowe Chizek and Company LLC have been pre-approved in accordance with the Audit Committee’s policies and procedures.

STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table provides information as of March 20, 2008 about the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and
	Nature of	Percent of
	Beneficial	Common Stock
Name and Address of Beneficial Owner	Ownership	Outstanding

First Manhattan Co. (1)	371,808	8.4%
437 Madison Avenue
New York, NY 10022
Wellington Management Co., LLP (2)	333,088	7.5%
75 State Street
Boston, MA 02109
Uni Capital LP (3)	260,000	5.9%
7111 Valley Green Road
Fort Washington, PA 19304

(1)	Based on information contained in a statement on Schedule 13G/A dated December 31, 2007 and filed February 11, 2008, First Manhattan Co. has sole voting power over 349,026 shares of the outstanding common stock of the Company, shared voting power over 22,782 shares of the outstanding common stock of the Company, sole investment power over 349,026 shares of the outstanding common stock of the Company, and shared investment power over 22,782 shares of the outstanding common stock of the Company.

(2)	Based on information contained in a statement on Schedule 13G/A dated December 31, 2007 and filed February 14, 2008, Wellington Management Co., LLP has shared voting power over 251,388 shares of the outstanding common stock of the Company and shared investment power over 333,088 shares of the outstanding common stock of the Company.

(3)	Based on information contained in a statement on Schedule 13G dated January 28, 2008 and filed February 4, 2008, Uni Capital LP has sole voting power over 260,000 shares of the outstanding common stock of the Company and sole investment power over 260,000 shares of the outstanding common stock of the Company.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information as of March 20, 2008 with respect to the number of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of
	Beneficial Ownership
	Shares	Percent

Mark S. Allio, Chairman of the Board, President and Chief Executive Officer (1)	156,023	3.5%
David C. Vernon, Chairman Emeritus (2)	119,881	2.6%
Jeffrey W. Aldrich, Director (3)	37,290	0.8%
Thomas P. Ash, Director (4)	37,172	0.8%
William R. Downing, Director (5)	36,192	0.8%
Gerry W. Grace, Director (4)	53,072	1.2%
Jerry F. Whitmer, Director (6)	10,000	0.2%
Raymond E. Heh, President and Chief Operating Officer, CFBank (7)	47,465	1.1%
All directors and executive officers as a group (11 persons) (8)	666,099	14.2%

(1)	Includes 18,833 shares awarded to Mr. Allio pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 26,141 shares which may be acquired by exercising stock options within 60 days. Also includes 1,300 shares owned by Michele Allio, Mr. Allio’s spouse.

(2)	Includes 1,800 shares awarded to Mr. Vernon pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 61,390 shares which may be acquired by exercising stock options within 60 days. Also includes 412 shares owned by M. Catherine Vernon, Mr. Vernon’s spouse.

(3)	Includes 600 shares awarded to Mr. Aldrich pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 11,694 shares which may be acquired by exercising stock options within 60 days. Also includes 23,322 shares owned by Jean Aldrich, Mr. Aldrich’s spouse.

(4)	Includes 600 shares awarded to these outside directors pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 11,694 shares which may be acquired by exercising stock options within 60 days.

(5)	Includes 600 shares awarded to Mr. Downing pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 2,000 shares which may be acquired by exercising stock options within 60 days. Also includes 16,192 shares owned by R.H. Downing, Inc., which is 100% owned by Mr. Downing, and 10,000 shares owned by Mary Downing Trust, of which Mr. Downing is trustee.

(6)	Includes 600 shares awarded to Mr. Whitmer pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 2,000 shares which may be acquired by exercising stock options within 60 days.

(7)	Includes 8,800 shares awarded to Mr. Heh pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 30,465 shares which may be acquired by exercising stock options within 60 days.

(8)	Includes 49,500 shares awarded to all directors and executive officers as a group pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 220,161 shares which may be acquired by exercising stock options within 60 days.

EQUITY COMPENSATION PLAN INFORMATION.  The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2007.

	Number of		Number of
	Securities to be		Securities
	Issued Upon	Weighted-Average	Remaining
	Exercise of	Exercise Price of	Available for Future
	Outstanding	Outstanding	Issuance under
	Options, Warrants	Options, Warrants	Equity Compensation
Plan Category	and Rights	and Rights	Plans

Equity compensation plans approved by shareholders	299,622	$10.94	195,125
Equity compensation plans not approved by shareholders	—	—	—

Total	299,622	$10.94	195,125

MISCELLANEOUS
The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone and will not receive additional compensation for these activities.

SHAREHOLDER PROPOSALS
If a shareholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2009 annual meeting of shareholders, the proposal must conform to the requirements of Exchange Act Rule 14a-8 and other applicable proxy rules and interpretations of the Securities and Exchange Commission concerning the submission and content of proposals and must be received by the Company, at 2923 Smith Road, Fairlawn, Ohio 44333, prior to the close of business on December 17, 2008.

The Company’s Bylaws provide an advance notice procedure for a shareholder to properly bring business before an annual meeting of shareholders. For business to be properly brought before an annual meeting by a shareholder, the business must relate to a proper subject matter for shareholder action and the shareholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a shareholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than one hundred (100) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder’s notice to the Corporate Secretary shall set forth as to each matter such shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned by such shareholder; and (iv) any material interest of such shareholder in such business.

Assuming that the 2009 annual meeting of shareholders is held on the third Thursday of May, as has been the Company’s recent practice, and that such date is announced at least 100 days in advance, a shareholder’s proposal for that meeting must be received by the Company at 2923 Smith Road, Fairlawn, Ohio 44333, not later than the close of business on February 20, 2009, in order to be considered timely. If any such proposal is received after such date, it will be considered untimely, and the persons named in the proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to that proposal.

Shareholder nominations for director are discussed above under the caption “CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.”

A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2007, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FEDERAL CORPORATION, 2923 SMITH ROAD, FAIRLAWN, OHIO 44333.

BY ORDER OF THE BOARD OF DIRECTORS

Eloise L. Mackus
Corporate Secretary

Fairlawn, Ohio
April 15, 2008

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Central Federal Corporation (the “Company”) will be appointed by the Board: (A) to assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the independence and qualifications of the Company’s independent registered public accounting firm, (iii) the performance of the Company’s internal audit function and independent registered public accounting firm and (iv) the Company’s compliance with legal and regulatory requirements and (B) to prepare the Audit Committee report required to be included in the Company’s proxy statement.

MEMBERSHIP

The Audit Committee will be comprised of a minimum of three members, each a director who is appointed by the Board on recommendation of the Company’s Corporate Governance and Nominating Committee and who shall serve at the pleasure of the Board for such term or terms as the Board may determine. Each member must meet the independence and experience requirements set forth in NASDAQ Rule 4200(a)(15), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities Exchange Commission (the “Commission”), as such requirements may be amended from time to time, and no member may have participated in preparation of the financial statements of the Company at any time during the most recent three-year period.

Each member must be able to read and understand financial statements at the time of appointment. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience that results in the member’s financial sophistication, such as service as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member shall be an “audit committee financial expert” as defined in applicable law and regulations; specifically, such member must have (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (iii) experience in preparing, auditing, analyzing and evaluating financial statements comparable in breadth and complexity to the Company’s financial statements, or experience in actively supervising one or more persons engaged in such activities, (iv) an understanding of internal controls and procedures for financial reporting and (v) an understanding of audit committee functions.

No member of the Audit Committee may accept any consulting, advisory or compensatory fee from the Company, other than in the member’s capacity as a member of the Board or a committee of the Board. No member of the Audit Committee may be an affiliated person of the Company, except as a member of the Board or a committee of the Board. No member may serve simultaneously on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee, and the Company discloses this determination in its proxy statement.

In addition, if an Audit Committee member ceases to be independent for reasons outside the member’s reasonable control, his or her membership on the Audit Committee may continue until the earlier of the Company’s next annual shareholders’ meeting or one year from the occurrence of the event that caused the failure to qualify as independent. If the Company is not already relying on this provision, and falls out of compliance with the requirements regarding Audit Committee composition due to a single vacancy on the Audit Committee, then the Company will have until the earlier of the next annual shareholders’ meeting or one year from the occurrence of the event that caused the failure to comply with this requirement. The Company shall provide notice to NASDAQ immediately upon learning of the event or circumstances that caused the non-compliance, if it expects to rely on either of these provisions for a cure period.

The members of the Audit Committee shall be appointed and may be replaced by the Board.

APPENDIX A-1

MEETINGS

The Audit Committee will meet as often as it deems necessary, but not less frequently than quarterly. It will meet periodically with management, internal auditors and the independent registered public accounting firm in separate executive sessions. The Audit Committee may request any officer or other employee of the Company, the independent registered public accounting firm or outside legal counsel to attend any meeting of the Audit Committee or to meet with any member of or consultant to the Audit Committee.

AUTHORITY AND RESPONSIBILITY

•	The Audit Committee will have sole authority to appoint or replace the independent registered public accounting firm and will have direct responsibility for compensation and oversight of the independent registered public accounting firm with respect to preparation and issuance of the audit report and related work. The Audit Committee will resolve disputes between management and the independent registered public accounting firm relating to the audit report or related work. The independent registered public accounting firm will report directly to the Audit Committee.

•	The Audit Committee must approve in advance all audit services and permitted non-audit services to be provided to the Company by the independent registered public accounting firm, including the fees for such services and the terms of service; provided, however, that non-audit services that fall within the de minimis exceptions described in Section 10A (i) (1) (B) of the Exchange Act will not require advance approval, if approved by the Audit Committee prior to completion of the audit.

•	The Audit Committee may form one or more subcommittees, comprised of one or more members of the Audit Committee, and delegate to a subcommittee authority to grant advance approval of audit services and permitted non-audit services; provided, however, that any decision of a subcommittee shall be presented to the full Audit Committee at its next scheduled meeting.

•	The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting, or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent registered public accounting firm for the purpose of rendering or issuing an audit report or for performing other audit, review, or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of legal fees and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

•	The Audit Committee will make regular reports to the Board. The Audit Committee will review this charter annually to assess its adequacy and recommend changes to the Board. The Audit Committee will review its own performance annually.

•	With respect to financial statements and disclosure matters, the Audit Committee, to the extent it deems appropriate, will:

1.	Review and discuss with management and the independent registered public accounting firm the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent registered public accounting firm the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent registered public accounting firm’s review of the quarterly financial statements.

3.	Discuss with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

APPENDIX A-2

4.	Review and discuss with management and the independent registered public accounting firm any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies, and the adequacy of disclosures about changes in internal control over financial reporting.

5.	Review and discuss with management (including the senior internal audit executive) and the independent registered public accounting firm the Company’s internal controls report and the independent registered public accounting firm’s attestation of the report prior to the filing of the Company’s Form 10-K.

6.	Review and discuss quarterly reports from the independent registered public accounting firm on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm; (c) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

7.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

8.	Discuss with management and the independent registered public accounting firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

9.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

10.	Discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

11.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

12.	Ensure that a public announcement of the Company’s receipt of an audit opinion that contains a going concern qualification is made no later than seven calendar days following the filing of such an audit opinion with the Securities and Exchange Commission.

•	In connection with its oversight of the Company’s relationship with its independent registered public accounting firm, the Audit Committee, to the extent it deems appropriate, will:

1.	Review and evaluate the lead partner of the independent registered public accounting firm’s team.

2.	Obtain and review a report from the independent registered public accounting firm at least annually regarding (a) the independent registered public accounting firm’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent registered public accounting firm and the Company. Evaluate the qualifications, performance and independence of the independent registered public accounting firm, including considering whether the independent registered public accounting firm’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the

APPENDIX A-3

independent registered public accounting firm’s independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent registered public accounting firm to the Board.

3.	Obtain from the independent registered public accounting firm a formal written statement delineating all relationships between the independent registered public accounting firm and the Company. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm and for purposes of taking, or recommending that the full board take, appropriate action to oversee the independence of the firm.

4.	Ensure the rotation of the lead (or coordinating) independent registered public accounting firm audit partner having primary responsibility for the audit and the independent registered public accounting firm audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing registered public accounting firm independence, it is appropriate to adopt a policy of rotating the independent registered public accounting firm on a regular basis.

5.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

6.	Discuss with the independent registered public accounting firm material issues on which the national office of the independent registered public accounting firm was consulted by the Company’s audit team.

7.	Meet with the independent registered public accounting firm prior to the audit to discuss the planning and staffing of the audit.

•	In connection with its responsibility to provide oversight of the Company’s internal audit function, the Audit Committee, to the extent it deems appropriate, will:

1.	Review the appointment and replacement of the senior internal auditing executive.

2.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

3.	Discuss with the independent registered public accounting firm and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

•	In connection with its compliance oversight responsibilities, the Audit Committee, to the extent it deems appropriate, will:

1.	Obtain from the independent registered public accounting firm assurance that Section 10A (b) of the Exchange Act has not been implicated.

2.	Obtain reports from management, the Company’s senior internal auditing executive and the independent registered public accounting firm that the Company and its subsidiary entities are in conformity with applicable legal requirements and the Company’s ethics codes.

3.	Review and approve or ratify all related party transactions in accordance with the Company’s Policies and Procedures with respect to Related Person Transactions.

4.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

APPENDIX A-4

5.	Discuss with management and the independent registered public accounting firm any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

6.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent registered public accounting firm.

APPENDIX A-5

CENTRAL FEDERAL CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
MAY 15, 2008
10:00 A.M. LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints the official proxy committee of the Board of Directors of Central Federal Corporation (the “Company”), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held at the Fairlawn Country Club located at 200 North Wheaton Road, Fairlawn, Ohio on Thursday, May 15, 2008 at 10:00 a.m., local time, and at any and all adjournments thereof as follows:
(1)	The election as directors of all nominees listed (except as marked to the contrary below).

William R. Downing
Gerry W. Grace

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	The ratification of the appointment of Crowe Chizek and Company LLC as independent registered public accounting firm for the Company for the year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED
PROPOSALS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated April 15, 2008 and of the Annual Report to Shareholders.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
Dated:

SIGNATURE OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE

(Central Federal Corporation Letterhead)
Dear Stock Award Recipient:
On behalf of the Board of Directors, I am forwarding you the Attached Vote Authorization Form for the purpose of conveying your voting instruction to First Banker’s Trust (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of Central Federal Corporation (the “Company”) on May 15, 2008. Also enclosed is Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.
As a participant in the Central Federal Corporation 1999 Stock-Based Incentive Plan (the “Incentive Plan”) you are entitled to vote all unvested shares of restricted stock awarded to you under the Incentive Plan as of April 4, 2008. The Incentive Plan Trustee will vote those shares of the Company stock in accordance with instructions it receives from you and the other Stock Award recipients. Shares of restricted stock for which instructions are not received by May 8, 2008, will not be voted by the Incentive Plan Trustee, as directed by the Company.
At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope no later than May 8, 2008.
Sincerely,
Mark S. Allio
Chairman, President & Chief Executive Officer

Name	INCENTIVE PLAN
Shares
VOTE AUTHORIZATION FORM
          I understand that First Banker’s Trust (the “Trustee”), is the holder of record and custodian of all shares of Central Federal Corporation (the “Company”) common stock held in trust for the Central Federal Corporation 1999 Stock-Based Incentive Plan (Incentive Plan). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on May 15, 2008.
          Accordingly, I vote my shares as follows:
(1)	The election as directors of all nominees listed (except as marked to the contrary below).

William R. Downing
Gerry W. Grace

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	The ratification of the appointment of Crowe Chizek and Company LLC as independent registered public accounting firm for the Company for the year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
The Incentive Plan Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me under the Incentive Plan in its trust capacity as indicated above.

Date	Signature
Please date, sign and mail this form in the enclosed postage-paid envelope no later than May 8, 2008.